UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2004

Stratus Properties Inc.

           Delaware

  0-19989

          72-1211572

       (State or other

(Commission

        (IRS Employer

        jurisdiction of

 File Number)

         Identification

        incorporation)

         Number)

98 San Jacinto Blvd., Suite 220

Austin, Texas  78701

Registrant's telephone number, including area code:  (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Stratus Properties Inc. issued a press release dated November 5, 2004, announcing its third-quarter and nine months 2004 results and certain recent developments (see exhibit 99).

Item 9.01   Financial Statements and Exhibits.

(c)        Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ John E. Baker

     ----------------------------------------

           John E. Baker

      Senior Vice President and

         Chief Financial Officer

         (authorized signatory and

        Principal Financial Officer)

Date:  November 5, 2004

Stratus Properties Inc.

Exhibit Index

Exhibit

Number

99	Press release dated November 5, 2004, titled “Stratus Properties Inc. Reports Third-Quarter and Nine Months 2004 Results.”